Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of August 7, 2015 (the “First Amendment Effective Date”) among BOINGO WIRELESS, INC., a Delaware corporation (the “Company”), New York Telecom Partners, LLC, a Delaware limited liability company (“NY Telecom” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the parties have entered into that certain Credit Agreement dated as of November 21, 2014 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments.

(a)                                 The first sentence in the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.00%; and if Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(b)                                 Clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(b)                                 during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)                                  Effective solely from the First Amendment Effective Date to and including September 30, 2015, the definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Revolving Borrowing Limit and (b) $15,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(d)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, the definition of “Liquidity” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Liquidity” means, as of any date of determination, an amount equal to (a) unrestricted cash and Cash Equivalents of the Loan Parties at such date that would be set forth on a consolidating balance sheet of the Company and its Subsidiaries for such date plus (b) availability under the Revolving Borrowing Limit as of such date, solely to the extent that if such availability was to be drawn by the Company at such time, the Loan Parties, upon giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, would be in compliance with the financial covenant set forth in Section 8.11(a) as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b), as certified to the Administrative Agent by the Company in a certificate in form and substance reasonably satisfactory to the Administrative Agent.

(e)                                  Effective solely from the First Amendment Effective Date to and including September 30, 2015, the definition of “Swing Line Sublimit” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Swing Line Sublimit” means an amount equal to the lesser of (a) the Revolving Borrowing Limit and (b) $5,000,000.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

(f)                                   Effective solely from the First Amendment Effective Date to and including September 30, 2015, the following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order to read as follows:

“Account Debtor” means any Person who is or who may become obligated to the Company or any of its Subsidiaries under or on account of an Account.

“Accounts” means all “accounts” (as defined in the UCC) of the Company or any of its Subsidiaries, including without limitation all present or future accounts receivable, all rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered, whether or not earned by performance, all rights in any merchandise or goods which any of the same may represent, all notes receivable, book debts, notes, bills, drafts, acceptances, choses in action, contract rights, instruments and documents and all sums of money due or to become due thereon and all proceeds thereof and all rights, title, security interests and guarantees with respect to each of the foregoing.

“AT&T” means AT&T Inc.

“Borrowing Base” means, as of any date of determination, an amount equal to the total of (a) the sum of: (i) 80% of the amount of Eligible Major Carrier Current Accounts Receivable, plus (ii) 60% of Eligible Major Carrier Non-Current Accounts Receivable plus (iii) 80% of Eligible Non-Major Carrier Accounts Receivable minus (b) the Outstanding Amount of the Term Loan as of such date.

“Borrowing Base Certificate” means a certificate, substantially in the form of Exhibit M, properly completed and signed by a Responsible Officer of the Company.

“Eligible Accounts Receivable” means trade Accounts created in the ordinary course of the Company’s business, upon which the Company’s or the applicable Subsidiary’s right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which the Administrative Agent has a perfected security interest of first priority, and shall not include: (i) any Account that has been outstanding more than (x) with respect to any Account where the Account Debtor is a Major Carrier, one hundred eighty (180) days from the date of the invoice and (y) with respect to any Account where the Account Debtor is not a Major Carrier, one hundred twenty (120) days from the date of the invoice; (ii) that portion of any Account for which there exists any contra-receivable, right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted; (iii) any Account which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof (except Accounts which represent obligations of the United States government and for which the assignment provisions of the Federal Assignment of Claims Act, as amended or recodified from time to time, have been complied with to the Administrative Agent’s satisfaction); (iv) any Account which represents an obligation of an Account Debtor located in a foreign country; (v) any Account which represents an obligation of any Account Debtor when twenty percent (20%) or more of the Company and its Subsidiaries’ Accounts from such Account Debtor are not eligible pursuant to clause (i) above; (vi) that portion of any Account from an Account Debtor (other than a Major Carrier) which represents the amount by which the Company and its Subsidiaries’ total Accounts from such Account Debtor exceeds twenty percent (20%) of the Company and its Subsidiaries’ total Accounts; (vii) that portion of any Account to which T-Mobile is the Account Debtor which represents the amount by which the Company and its Subsidiaries total Accounts as to which T-Mobile is the Account Debtor exceeds thirty percent (30%) of the Company and its Subsidiaries’ total Accounts; and (viii) that portion of any Account to which Sprint is the Account Debtor which represents the amount by which the Company and its Subsidiaries’ total Accounts to which Sprint is the Account Debtor exceeds thirty percent (30%) of the Company and its Subsidiaries’ total Accounts.

“Eligible Major Carrier Current Accounts Receivable” means, at any date of determination thereof, subject to modification by the Administrative Agent pursuant to Section 1.08, the face value of each Eligible Accounts Receivable which (a) has been outstanding one hundred twenty (120) days or fewer from the date of the invoice and (b) where the Account Debtor is a Major Carrier.

“Eligible Major Carrier Non-Current Accounts Receivable” means, at any date of determination thereof, subject to modification by the Administrative Agent pursuant to Section 1.08, the face value of each Account which would be an Eligible Major Carrier Current Accounts Receivable, but for the fact such Account has been outstanding more than one hundred twenty (120) days from the date of the invoice so long as such Account has been outstanding one hundred eighty (180) days or fewer from the date of the invoice.

“Eligible Non-Major Carrier Accounts Receivable” means, at any date of determination thereof, subject to modification by the Administrative Agent pursuant to Section 1.08, the face value of each Eligible Accounts Receivable where the Account Debtor is not a Major Carrier.

“Major Carriers” means AT&T, Verizon, T-Mobile and Sprint.

“Revolving Borrowing Limit” means, as of any date of determination, the lesser of (a) the Aggregate Revolving Commitments and (b) the Borrowing Base.

“Sprint” means Sprint Corporation and its wholly-owned subsidiary, Nextel Communications, Inc.

“T-Mobile” means T-Mobile US, Inc.

“Verizon” means Verizon Communications Inc.

(g)                                  Effective solely from the First Amendment Effective Date to and including September 30, 2015, a new Section 1.08 is hereby added to the Credit Agreement to read as follows:

1.08                        Borrowing Base.

The Borrowing Base shall be determined and computed to avoid duplication or multiple inclusion of any item of Collateral.  The Administrative Agent may make such adjustments or corrections to any Borrowing Base Certificate as the Administrative Agent may determine in good faith is necessary or appropriate to determine and compute the Borrowing Base in accordance with the intent of this Agreement, and any such determination will be binding on the Loan Parties.  Furthermore, the Administrative Agent may exclude from the Borrowing Base, or require the Company or the applicable Subsidiary to establish reserves with respect to, Accounts that the Administrative Agent has determined, in good faith in its reasonable discretion in accordance with its internal credit policies that (a) collection of the Account is insecure or (b) the Account is not likely to be paid by reason of the Account Debtor’s financial inability to pay.  The Administrative Agent shall give the applicable Borrower ten (10) Business Days prior written notice of any such adjustment or correction (a) in the eligibility criteria used to determine the Borrowing Base (including, without limitation, the establishment of any reserves) and (b) to the methodology for calculating the Borrowing Base.  Notwithstanding anything to the contrary set forth in Section 11.01, it is understood and agreed that (x) if T-Mobile or Sprint Corporation shall fail to maintain either of the respective ratings from Moody’s or S&P that such Persons maintain as of June 30, 2015, the concentration limits for T-Mobile and Sprint set forth in clauses (vii) and (viii) in the definition of “Eligible Accounts Receivable”, as applicable, shall be amended by the Administrative Agent (without the consent of the Required Lenders) and the Company (and any failure by the Company to execute any such amendment shall constitute an Event of Default hereunder) to lower the applicable concentration limit(s) to twenty percent (20%) and (y) if AT&T or Verizon shall fail to maintain either of the respective ratings from Moody’s or S&P that such Persons maintain as of June 30, 2015, the definition of “Eligible Accounts Receivable” shall be amended by the Administrative Agent (without the consent of the Required Lenders) in its good faith discretion and the Company to add concentration limits for such Persons, as applicable, to such definition (and any failure by the Company to execute any such amendment shall constitute an Event of Default hereunder).

(h)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, the proviso in the first sentence of Section 2.01(a) of the Credit Agreement is hereby amended to read as follows:

provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Revolving Borrowing Limit, and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Revolving Commitment.

(i)                                     Effective solely from the First Amendment Effective Date to and including September 30, 2015, the proviso in the first sentence of Section 2.03(a)(i) of the Credit Agreement is hereby amended to read as follows:

provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Outstandings shall not exceed the Revolving Borrowing Limit, (y) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Revolving Commitment and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.

(j)                                    Effective solely from the First Amendment Effective Date to and including September 30, 2015, the proviso in the seventh sentence of Section 2.03(c)(i) of the Credit Agreement is hereby amended to read as follows:

provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Revolving Borrowing Limit.

(k)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, the proviso in the first sentence of Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the Revolving Borrowing Limit, and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Revolving Commitment, (y) the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure.

(l)                                     Effective solely from the First Amendment Effective Date to and including September 30, 2015, the second sentence of Section 2.04(c)(i) of the Credit Agreement is hereby amended to read as follows:

Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section

2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Revolving Borrowing Limit.

(m)                             Effective solely from the First Amendment Effective Date to and including September 30, 2015, Section 2.05(b)(i) of the Credit Agreement is hereby amended to read as follows:

(i)                                     Revolving Commitments.  If for any reason the Total Revolving Outstandings at any time exceed the Revolving Borrowing Limit then in effect, the Company shall immediately prepay Revolving Loans and/or the Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless after the prepayment in full of the Revolving Loans and the Swing Line Loans the Total Revolving Outstandings exceed the Revolving Borrowing Limit then in effect.

(n)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, the proviso in Section 2.06(a) of the Credit Agreement is hereby amended to read as follows:

provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Company shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Revolving Borrowing Limit, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit.

(o)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

(b)                                 Mandatory Reductions.  If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Borrowing Limit at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.

(p)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, Section 5.02 of the Credit Agreement is hereby amended by inserting the following clause (d) in appropriate alphabetical order to read as follows:

(d)                                 With respect to any Borrowing of Revolving Loans or Swing Line Loans or any L/C Credit Extension, the Administrative Agent shall have received a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Company demonstrating that, upon giving effect to such Borrowing of Revolving Loans or Swing Line Loans or such L/C Credit Extension, as applicable, the Total Revolving Outstandings do not exceed the Revolving Borrowing Limit.

(q)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, a new Section 6.25 is hereby added to the Credit Agreement to read as follows:

6.25                        Eligible Receivables.

All of the Eligible Major Carrier Current Accounts Receivable, Eligible Major Carrier Non-Current Accounts Receivable and Eligible Non-Major Carrier Accounts Receivable included in the calculation of the Borrowing Base as set forth in each Borrowing Base Certificate furnished to the Administrative Agent meets, or as of the date stated thereon, all eligibility requirements specified in the definitions of those terms as set forth in Article I of this Agreement.

(r)                                    Effective solely from the First Amendment Effective Date to and including September 30, 2015, Section 7.02 of the Credit Agreement is hereby amended by deleting the text “and” at the end of clause (i) thereof, replacing the period at the end of clause (j) thereof with the text “; ” and inserting the following clauses (k) and (l) in appropriate alphabetical order to read as follows:

(k)                                 as soon as available, but in any event within twenty (20) days after the end of each calendar month (and, upon the occurrence and during the continuation of a Default, on a more frequent basis if requested by the Administrative Agent), a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Company as of the last Business Day of such month together with sufficient supporting detail to support the calculations set forth therein (including for the avoidance of doubt, supporting detail regarding the determinations of Eligible Major Carrier Current Accounts Receivable, Eligible Major Carrier Non-Current Accounts Receivable and Eligible Non-Major Carrier Accounts Receivable); and

(l)                                     as soon as available, but in any event within twenty (20) days after the end of each calendar month (and, upon the occurrence and during the continuation of a Default, on a more frequent basis if requested by the Administrative Agent), an accounts receivable and accounts payable aging report for the Company and its Subsidiaries, certified by a Responsible Officer of the Company and in form and substance reasonably satisfactory to the Administrative Agent.

(s)                                   Section 8.03(e) of the Credit Agreement is hereby amended to read as follows:

(e)                                  purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Company or any of its Subsidiaries to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof, provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $17,500,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

(t)                                    Effective as of June 30, 2015, Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)                                 Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than (i) for any fiscal quarter ending during the period from the Closing Date to and including March 31, 2015, 2.50 to 1.0, (ii) for any fiscal quarter ending during the period from April 1, 2015 to and including September 30, 2015, 2.75 to 1.00, (iii) for any fiscal quarter ending during the period from the October 1, 2015 to and including December 31, 2015, 2.50 to 1.0, (iv) for any fiscal quarter ending during the period from January 1, 2016 to and including December 31, 2016, 2.25 to 1.0 and (v) for any fiscal quarter ending thereafter, 2.00 to 1.0.

(u)                                 Effective as of June 30, 2015, Section 8.11(c) of the Credit Agreement is hereby amended to read as follows:

(c)                                  Liquidity.  Permit Liquidity of the Loan Parties, as of the last day of any calendar month (i) ending during the period from the Closing Date to and including June 29, 2015, to be less than $15,000,000, (ii) ending during the period from and including June 30, 2015 to and including September 30, 2015, to be less than $5,000,000 and (iii) ending thereafter, to be less than $15,000,000.

(v)                                 Effective solely from the First Amendment Effective Date to and including September 30, 2015, a new Exhibit M to the Credit Agreement is hereby added in the form of Exhibit M attached hereto.

2.                                      Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of:

(a)                                 counterparts of this Agreement duly executed by (i) a Responsible Officer of each Loan Party, (ii) the Required Lenders and (iii) the Administrative Agent;

(b)                                 payment to the Administrative Agent, for the account of each Lender executing this Agreement, of an amendment fee equal to, with respect to each such Lender, 10 basis points times the sum of (i) such Lender’s Revolving Commitment as of the date hereof plus (ii) the Outstanding Amount of the Term Loan of such Lender as of the date hereof;

(c)                                  a duly completed borrowing base certificate (substantially in the form of Exhibit M hereto) signed by a Responsible Officer of the Company, in form and substance satisfactory to the Administrative Agent; and

(d)                                 all reasonable out-of-pocket costs and expenses of the Administrative Agent (including reasonable fees and expenses of its legal counsel) in connection with this Agreement to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Loan Parties.

3.                                      Miscellaneous.

(a)                                 The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)                                 Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)                                  The Borrowers’ and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)                                     Each of the Borrowers and the Guarantors has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.  This Agreement and the execution, delivery and performance hereof by the Borrowers and the Guarantors do not contravene the terms of any such Person’s Organization Documents or conflict with or result in any breach or contravention of any law, agreement or obligation by which the Borrowers or any Guarantor is bound.

(ii)                                  This Agreement has been duly executed and delivered by each of the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of each of the Borrowers and the Guarantors, enforceable against each such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or by principles of equity pertaining to the availability of equitable remedies.

(iii)                               No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement, other than those that have already been obtained and are in full force and effect.

(d)                                 The Borrowers and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all respects as of such earlier date, and except that for purposes of this Section 3(d)(i), the representations and warranties contained in Section 6.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) of the Credit Agreement, and (ii) after giving effect to this Agreement, no Default has occurred and is continuing.

(e)                                  This Agreement shall constitute a Loan Document for all purposes. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)                                   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

(g)                                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)                                 If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	BOINGO WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

NEW YORK TELECOM PARTNERS, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

GUARANTORS:	ADVANCED WIRELESS GROUP, LLC,
a Florida limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	Manager

BOINGO BROADBAND LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

CHICAGO CONCOURSE DEVELOPMENT GROUP, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	CFO

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CONCOURSE COMMUNICATIONS BALTIMORE, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS CANADA, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Treasurer & Secretary

CONCOURSE COMMUNICATIONS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Manager

CONCOURSE COMMUNICATIONS ILLINOIS, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS MINNESOTA, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS NASHVILLE, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CONCOURSE COMMUNICATIONS OTTAWA, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS SSP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE COMMUNICATIONS ST. LOUIS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

CONCOURSE HOLDING CO., LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Manager

ELECTRONIC MEDIA SYSTEMS, INC.,
a Florida corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Treasurer & Secretary

ENDEKA GROUP, INC.,
a California corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

INGATE HOLDING, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

INGATE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

OPTI-FI NETWORKS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	CFO

TEGO COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name:	Peter Hovenier
Title:	Secretary & Treasurer

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Darleen R. DiGrazia
	Name:	Darleen R. DiGrazia
	Title:	Vice President

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

	By:	/s/ Julie Yamauchi
	Name:	Julie Yamauchi
	Title:	Senior Vice President

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender and an L/C Issuer

By:	/s/ Ted Bell
Name:	Ted Bell
Title:	Vice President

BOINGO WIRELESS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

EXHIBIT M

FORM OF BORROWING BASE CERTIFICATE

                      , 20

Bank of America, N.A., as Administrative Agent

Re:                             Credit Agreement, dated as of November 21, 2014, by and among Boingo Wireless, Inc., a Delaware corporation (the “Company”), as a Borrower, NY Telecom Partners, LLC, a Delaware limited liability company, as a Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”)

Capitalized terms used herein and not defined herein shall have the meaning assigned in the Credit Agreement.

I, [insert name], [insert title] of the Company, hereby certify to the Administrative Agent that (i) I am authorized to execute and deliver this Borrowing Base Certificate to the Administrative Agent on behalf of the Company, (ii) attached hereto as Schedule 1 are detailed calculations of the Borrowing Base as of the date hereof and such calculations are true and correct in all material respects and (iii) all of the Eligible Major Carrier Current Accounts Receivable, Eligible Major Carrier Non-Current Accounts Receivable and Eligible Non-Major Carrier Accounts Receivable included in the calculation of the Borrowing Base as set forth in this Borrowing Base Certificate meet all eligibility requirements specified in the definitions of those terms as set forth in Article I of the Credit Agreement.

BOINGO WIRELESS, INC.,
a Delaware corporation

By:
Name:
Title:

Schedule 1

Total of:

(a)                                 Sum of:

(i)                                     80% of Eligible Major Carrier Current Accounts Receivable; plus

(ii)                                  60% of Eligible Major Carrier Non-Current Accounts Receivable; plus

(iii)                               80% of Eligible Non-Major Carrier Accounts Receivable

minus

(b)                                 Outstanding Amount of the Term Loan

Borrowing Base ((a) - (b)):   $